UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 29, 2019 (May 22, 2019)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Laureate Education, Inc. (the “Company”) was held on May 22, 2019. At the Annual Meeting, the stockholders voted on the following items:

Proposal 1: Election of Directors

Elected eleven (11) directors, each of whom shall hold office for a term of one year, expiring at the Annual Meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Brian F. Carroll	1,161,433,370	38,737,704	10,285,766
Andrew B. Cohen	1,161,152,306	39,018,768	10,285,766
William L. Cornog	1,160,753,605	39,417,469	10,285,766
Pedro del Corro	1,161,485,671	38,685,403	10,285,766
Michael J. Durham	1,173,379,788	26,791,286	10,285,766
Kenneth W. Freeman	1,176,093,716	24,077,358	10,285,766
George Muñoz	1,176,021,457	24,149,617	10,285,766
Dr. Judith Rodin	1,173,719,524	26,451,550	10,285,766
Eilif Serck-Hanssen	1,172,185,992	27,985,082	10,285,766
Ian K. Snow	1,160,719,247	39,451,827	10,285,766
Steven M. Taslitz	1,170,432,353	29,738,721	10,285,766

Proposal 2: Non-binding Advisory Vote on Executive Compensation (“Say-On-Pay”)

Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the Company’s Proxy Statement (“Say on Pay”) for the Annual Meeting. There were 1,199,519,017 votes cast for the proposal, 452,252 votes cast against the proposal, 199,805 abstentions and 10,285,766 broker non-votes.

Proposal 3: For Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. There were 1,209,724,065 votes cast for the appointment, 549,628 votes cast against the appointment, 183,147 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Sean P. Mulcahy
Name:	Sean P. Mulcahy
Title:	Vice President, Assistant General Counsel

Date: May 29, 2019

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